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                                                                   EXHIBIT 10.58

                            NEXELL THERAPEUTICS INC.
                      NON-INCENTIVE STOCK OPTION AGREEMENT

                    ---------------------------------------

To:  Victor W. Schmitt

     We are pleased to notify you that by the determination of the Stock Option Plan Committee (herein called the "Committee") a non-incentive stock option to purchase 50,000 shares of the Common Stock of Nexell Therapeutics Inc. (herein called the "Company") at a price of $1.375 per share has this 9th day of November, 1999 been granted to you under the Company's 1997 Incentive and Non-Incentive Stock Option Plan (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

     1.  Purpose of Option.
         -----------------

     The purpose of the Plan under which this non-incentive stock option has been granted is to further the growth and development of the Company and its subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

     2.  Acceptance of Option Agreement.
         ------------------------------

     Your execution of this non-incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to this option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

     3.  When Option May Be Exercised.
         ----------------------------

     The option granted you hereunder shall be exercisable as follows:

          (i) From and after November 9, 2000, options to purchase 12,500 shares shall become exercisable;

          (ii) From and after November 9, 2001, options to purchase 25,000 shares (i.e., an additional 12,500 shares) shall become exercisable;

          (iii) From and after November 9, 2002 options to purchase 37,500 shares (i.e., an additional 12,500 shares) shall become exercisable; and

          (iv) From and after November 9, 2003, options to purchase all shares subject to this non-incentive stock option agreement shall become exercisable.

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     This option may not be exercised for less than ten shares at any one time
(or the remaining shares then purchasable if less than ten) and expires at the end of ten years from the date of grant whether or not it has been duly exercised (hereinafter, the "Option Expiration Date"), unless sooner terminated as provided in paragraphs 5, 6 or 7 hereof.

     4.  How Option May Be Exercised.
         ---------------------------

     This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchased has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes. Notwithstanding the foregoing, this option may also be exercised pursuant to the following "cashless exercise" provision.

     In lieu of paying for the shares purchasable under this option by cash or check, you may (i) deliver previously owned shares of Common Stock with a fair market value equal to the full purchase price of the shares being purchased under this option, or (ii) request that the Company withhold shares of Common Stock issuable upon exercise of this option with a fair market value equal to the full purchase price of the shares being purchased under this option (thereby reducing the number of shares issuable upon exercise of this option). For purposes of this option, unless the Committee determines otherwise, the "fair market value" of a share of Common Stock as of a certain date shall be the closing sale price of the Common Stock on The Nasdaq Stock Market or, if the Common Stock is not then traded on The Nasdaq Stock Market, such national securities exchange on which the Common Stock is then traded, on the trading date immediately preceding the date fair market value is being determined. The Committee may make such other determination of fair market value, based on other factors, as it shall deem appropriate.

     If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

     Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.

     The Company shall have the right to require you, or such other person as may be permitted to exercise this option, to remit to the Company an amount sufficient to satisfy federal,

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state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock issuable upon exercise of this option.

     5.  Termination of Employment or Engagement.
         ---------------------------------------

     If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability, or if you are not an employee of the Company and your engagement by the Company (or a subsidiary) is terminated for any reason, you may exercise that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs prior to the Option Expiration Date.

     6.  Disability.
         ----------

     If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within twelve months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs prior to the Option Expiration Date.

     7.  Death.
         -----

     If you die while employed by the Company (or a subsidiary thereof) or within six months after termination of your employment due to disability, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within twelve months from the date of your death, but in no event after the Option Expiration Date.

     8.  Non-Transferability of Option.
         -----------------------------

     This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

     9.  Adjustments upon Changes in Capitalization.
         ------------------------------------------

     If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee, whose determination shall be conclusive.

     10.  Acceleration of Exercisability Upon Change in Control.
          -----------------------------------------------------

     Upon the occurrence of a "change in control" of the Company (as defined below), this option shall become immediately fully exercisable. For purposes of this option, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities

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representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a wholly-owned Subsidiary) or liquidation of the Company or any sale or disposition of 80% or more of the assets or earning power of the Company; or (iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to
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have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

     11.  Subject to Terms of the Plan.
          ----------------------------

     This non-incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

     12.  Tax Status.
          ----------

     This option does not qualify as an "incentive stock option" under the provisions of Section 422A of the Internal Revenue Code of 1986, as amended, and the income tax implications of your receipt of a non-incentive stock option and your exercise of such an option should be discussed with your tax counsel.

                                    Sincerely yours,

                                    NEXELL THERAPEUTICS INC.

                                    By:     /s/ William A. Albright
                                            -----------------------
                                    Name:   William A. Albright
                                            -------------------
                                    Title:  Chief Financial Officer
                                            -----------------------
Agreed to and accepted this
9th day of November, 1999

 /s/ Victor W. Schmitt
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Victor W. Schmitt, Optionee

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